# DEMAND/REVOLVING LINE OF CREDIT/PROMISSORY NOTE

Line of Credit Maximum Amount: $1,000,000
Date: December 1, 2014

Rare Earth Financial, LLC and its affiliates including, but not limited to,
Tempe/Phoenix Airport Resort, LLC, Fort Worth/Dallas Suite Hospitality Partnership, Phoenix Northern Resort, LLC (collectively "REF and Affiliates") hereby establishes for a period extending to December 31, 2017 (the "Maturity Date") a revolving line of credit (the "Credit Line") for InnSuites Hospitality Trust and its affiliates including, but not limited to, RRF Limited Partnership, Albuquerque Suite Hospitality LLC, InnSuites Hotels Inc, IBC Hotels, LLC, Tucson Saint Mary's Suite Hospitality LLC, Ontario Hospitality Properties LLLP, Tucson Hospitality Properties LLLP and Yuma Hospitality Properties LLLP (collectively "IHT and Affiliates"). In addition, IHT and Affiliates hereby establishes for period extending to the Maturity Date a Credit Line for REF and Affiliates.

The net principal amount between the two credit lines will be a maximum of One Million Dollars ($1,000,000) (the "Net Credit Limit"). All sums advanced on either Credit Line or pursuant to the terms of the Agreement (each an "Advance") shall become part of the principal of said Promissory Note.

Any request for an Advance may be made from time to time and in such amounts as either REF and Affiliates or IHT and Affiliates may choose provided, however, the requested Advance will not, when added to the outstanding net principal balance of all previous Advances, net of all principal repayments exceed the Net Credit Limit. Requests for Advance may be made orally or in writing by such officer of either REF and Affiliates or IHT and Affiliates.

The funds from the Advances will be used by the Borrower for operating expenses in connection with the operations of either REF and Affiliates or IHT and Affiliates.

Interest will be accrued at the annual fixed rate of 7% per year payable each fiscal quarter on the unpaid balance(s). The loan amount may vary based on hotel cash needs. There is no prepayment penalty. Interest will be accrued quarterly.

No monthly installment payments are required. However, if IHT requests advances, REF shall be obligated to make such advances up to a maximum of $1,000,000 net. If REF and Affiliates or IHT and Affiliates fails to pay off the loan when due or fails to comply with any other terms of this promissory note, the loan upon written notice may be considered in default and the receivables of the defaulting party shall be pledged as security until payment including interest and late penalty charges have been paid in full. A late penalty charge of $20.00 per day plus accrued interest will be assessed until the account is brought current inclusive of the late charges, interest and applicable fees.

It is also agreed to terminate the current Demand/Revolving Line of Credit/Promissory Note between Rare Earth Financial, LLC and Tucson Hospitality Limited Partnership on or before March 31, 2015. Once the balance is zero on the Demand/Revolving Line of Credit/Promissory Note between Rare Earth Financial, LLC and Tucson Hospitality Limited Partnership, then that agreement will be terminated.

DEMAND/REVOLVING LINE OF CREDIT/PROMISSORY NOTE

**Rare Earth Financial, LLC and Affiliates**

Rare Earth Financial, LLC

____________________
by James Wirth

Tempe/Phoenix Airport Resort, LLC

____________________
by James Wirth

Fort Worth/Dallas Suite Hospitality Partnership

____________________
by James Wirth

Phoenix Northern Resort, LLC

____________________
by James Wirth

**InnSuites Hospitality Trust and Affiliates**

InnSuites Hospitality Trust

Pamela Barnhill, President

by Pamela Barnhill, President

RRF Limited Partnership

Pamela Barnhill, President

by InnSuites Hospitality Trust

by Pamela Barnhill, President

InnSuites Hotels Inc.

Pamela Barnhill, President

by InnSuites Hospitality Trust

by Pamela Barnhill, President

IBC Hotels, LLC

Pamela Barnhill, President

by InnSuites Hospitality Trust

by Pamela Barnhill, President

Albuquerque Suite Hospitality LLC,

Pamela Barnhill, President

by InnSuites Hospitality Trust

by Pamela Barnhill, President

Tucson Saint Mary's Suite Hospitality LLC

Pamela Barnhill, President

by InnSuites Hospitality Trust

by Pamela Barnhill, President

Ontario Hospitality Properties LLLP

Pamela Barnhill, President

by InnSuites Hospitality Trust

by Pamela Barnhill, President

DEMAND/REVOLVING LINE OF CREDIT/PROMISSORY NOTE

InnSuites Hospitality Trust and Affiliates (Concluded)

Tucson Hospitality Properties LLLP

Paul Barnhill, President

by InnSuites Hospitality Trust
by Pamela Barnhill, President

Yuma Hospitality Properties LLLP

Paul Barnhill, President

by InnSuites Hospitality Trust
by Pamela Barnhill, President

Date: June 19, 2017

Demand/Revolving Line of Credit/Promissory Note between Rare Earth Financial, LLC and InnSuites Hospitality Trust

Change in Terms

1)	Change Maturity date from December 31, 2017 to June 30, 2019

All other terms from the Demand / Revolving Line of Credit / Promissory Note between Rare Earth Financial, LLC and InnSuites Hospitality Trust dated December 1, 2014 are not changed.

/s/ Rare Earth Financial,	/s/ InnSuites Hospitality Trust
by James Wirth, Managing Member	by James Wirth, CEO
Rare Earth Financial, LLC	InnSuites Hospitality Trust
Borrower	Lender